Exhibit 21.1

SUBSIDIARIES OF

SUNSTONE HOTEL INVESTORS, INC.

Entity Name	Jurisdiction Organized
Buy Efficient, L.L.C.	Delaware
Pico Ventures, LLC	Delaware
Rochester BevFlow, Inc.	Delaware
Rochester DC, LLC	Delaware
Rochester RIBM Lessee, Inc.	Delaware
RTS Lessee, Inc.	Delaware
SHP DT Bevflow, Inc.	Delaware
SHP Lessee Corp.	Delaware
SHP Lessee II Corp.	Delaware
SHP Lessee III Corp.	Delaware
SHP Ogden LLC	Delaware
Sun BB, LLC	Delaware
Sun Beverly LLC	Delaware
Sun CC SPM, Inc.	Delaware
Sun CHP I, Inc.	Delaware
Sun CS Mezz 1, LLC	Delaware
Sun CS Mezz 2, LLC	Delaware
Sun CS Mezz Lessee 1, LLC	Delaware
Sun CS Mezz Lessee 2, LLC	Delaware
Sun Manhattan, LLC	Delaware
Sun Napa Merlot Lessee, Inc.	Delaware
Sun SHP II, LLC	Delaware
Sunstone 42nd Street, LLC	Delaware
Sunstone 42nd Street Lessee, Inc.	Delaware
Sunstone Big Beaver, LLC	Delaware
Sunstone Big Beaver Lessee, Inc.	Delaware
Sunstone Broadhollow, LLC	Delaware
Sunstone Broadhollow Lessee, Inc.	Delaware
Sunstone Center Court, LLC	Delaware
Sunstone Center Court Lessee, Inc.	Delaware
Sunstone Century Star, LLC	Delaware
Sunstone Century Star Lessee, Inc.	Delaware
Sunstone Cowboy GP, LLC	Delaware
Sunstone Cowboy, LP	Delaware
Sunstone Cowboy Lessee, LP	Delaware
Sunstone Cowboy Lessee GP, LLC	Delaware
Sunstone Durante, LLC	Delaware
Sunstone Durante Lessee, Inc.	Delaware
Sunstone East Pratt GP, LLC	Delaware
Sunstone East Pratt Lessee, Inc.	Delaware
Sunstone El Camino, LLC	Delaware
Sunstone El Camino Lessee, Inc.	Delaware
Sunstone Hartsfield, LLC	Delaware
Sunstone Hartsfield Lessee, Inc.	Delaware
Sunstone Holdco 2, LLC	Delaware
Sunstone Holdco 3, LLC	Delaware
Sunstone Holdco 4, LLC	Delaware
Sunstone Holdco 5, LLC	Delaware
Sunstone Holdco 6, LLC	Delaware
Sunstone Holt Lessee, Inc.	Delaware
Sunstone Hotel Acquisitions, LLC	Delaware
Sunstone Hotel Partnership, LLC	Delaware
Sunstone Hotels, LLC	Delaware
Sunstone Hotels Rochester, L.L.C.	Delaware
Sunstone Hotel TRS Lessee, Inc.	Delaware
Sunstone Jamboree, LLC	Delaware
Sunstone Jamboree Lessee, Inc.	Delaware
Sunstone Kahler, LLC	Delaware
Sunstone Kahler Lessee, Inc.	Delaware
Sunstone K9, LLC	Delaware
Sunstone K9 Lessee, Inc.	Delaware
Sunstone Lasalle, LLC	Delaware
Sunstone Lasalle Lessee, Inc.	Delaware
Sunstone Leesburg, LLC	Delaware
Sunstone Leesburg Lessee, Inc.	Delaware
Sunstone Longhorn, LP	Delaware
Sunstone Longhorn GP, LLC	Delaware
Sunstone Longhorn Holdco, LLC	Delaware
Sunstone Longhorn Lessee GP, LLC	Delaware
Sunstone Longhorn Lessee, LP	Delaware
Sunstone MacArthur, LLC	Delaware
Sunstone MacArthur Lessee, Inc.	Delaware
Sunstone Napa, L.L.C.	Delaware
Sunstone North State, LLC	Delaware
Sunstone North State Lessee, Inc.	Delaware
Sunstone Ocean, LLC	Delaware
Sunstone Ocean Lessee, Inc.	Delaware
Sunstone OP Properties L.L.C.	Delaware
Sunstone Outparcel, L.L.C.	Delaware
Sunstone Philly GP, LLC	Delaware
Sunstone Philly, LP	Delaware
Sunstone Philly Lessee, Inc.	Delaware
Sunstone Pledgeco, LLC	Delaware
Sunstone Red Oak, LLC	Delaware
Sunstone Red Oak Lessee, Inc.	Delaware
Sunstone RIP, LLC	Delaware
Sunstone Rochester Outparcel, L.L.C.	Delaware
Sunstone Sea Harbor, LLC	Delaware
Sunstone Sea Harbor Holdco, LLC	Delaware
Sunstone Sea Harbor Lessee, Inc.	Delaware
Sunstone SH Hotels L.L.C.	Delaware
Sunstone SHOP, LLC	Delaware
Sunstone SHOP Lessee, Inc.	Delaware
Sunstone Sidewinder, LLC	Delaware
Sunstone Sidewinder Lessee, Inc.	Delaware
Sunstone Techworld, Inc.	Delaware
Sunstone Valley River, LLC	Delaware
Sunstone Valley River Lessee, Inc.	Delaware
Sunstone VanBrunt Lessee, Inc.	Delaware
Sunstone Windy Hill, L.L.C.	Delaware
Sunstone Windy Hills Lessee, Inc.	Delaware
SWW No. 1, LLC	Delaware
TTS Facilities, LLC	Delaware
WB Grand Rapids Hotels, Inc.	Delaware
WB Grand Rapids, Inc.	Delaware
WB Grand Rapids, LLC	Delaware
WB Grand Rapids SPM, Inc.	Delaware
WB Sunstone-Boise, Inc.	Delaware
WB Sunstone-Boise, LLC	Delaware
WB Sunstone-Hollywood, Inc.	Delaware
WB Sunstone-Hollywood, LLC	Delaware
WB Sunstone-Lake Oswego, Inc.	Delaware
WB Sunstone-Lake Oswego, LLC	Delaware
WB Sunstone-Portland, Inc.	Delaware
WB Sunstone-Portland, LLC	Delaware
WB Sunstone-Riverside, Inc.	Delaware
WB Sunstone-Riverside, LLC	Delaware
Westbrook Hotel Partners IV, L.L.C.	Delaware
WHP BevFlow, LLC	Texas
WHP Hotel Lessee-1, Inc.	Delaware
WHP Hotel Lessee-3, Inc.	Delaware
WHP Hotel Owner-1, L.P.	Delaware
WHP Hotel Owner-2A, L.L.C.	Delaware
WHP Hotel Owner-3, L.P.	Delaware
WHP Hotel Owner-3A, L.L.C.	Delaware
WHP Manager-1, L.L.C.	Delaware
WHP Manager-3, L.L.C.	Delaware
WHP Mezz Borrower-1, L.L.C.	Delaware
WHP Mezz Borrower-2, L.L.C.	Delaware
WHP Springing Member-3, Inc.	Delaware